CALAMOS® FAMILY OF FUNDS

Supplement dated April 8, 2015 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A and C and Class I and R, both dated March 1, 2015

and the Statement of Additional Information, dated March 1, 2015

Effective April 1, 2015, the Long/Short Fund is jointly managed by John P. Calamos, Sr., Gary D. Black, Brendan Maher, Daniel Fu, Matthew Wolfson, and Naveen Yalamanchi. Accordingly, effective immediately, any conflicting information in the Class A and C Prospectus, Class I and R Prospectus, or Statement of Additional Information is deleted, and the following table replaces the table listing the Long/Short Fund’s portfolio managers on page 64 of the Class A and C Prospectus, and on page 61 of the Class I and R Prospectus:

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Chief Executive Officer, Global Co-CIO
Gary D. Black (Vice President)	since Fund’s inception	EVP, Global Co-CIO
Brendan Maher	since Fund’s inception	SVP, Co-Portfolio Manager
Daniel Fu	since Fund’s inception	VP, Co-Portfolio Manager
Matthew Wolfson	since May 19, 2014	VP, Co-Portfolio Manager
Naveen Yalamanchi	since Fund’s inception	VP, Co-Portfolio Manager

The “Portfolio Managers” Section beginning on Page 102 of the Class A and C Prospectus and on page 99 of the Class I and R prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012, prior thereto he was Chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company.

Gary D. Black. Gary D. Black became the Executive Vice President and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012, prior thereto, Mr. Black served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009.

John P. Calamos, Jr. John P. Calamos, Jr., Co-Portfolio Manager of CALAMOS ADVISORS joined the firm in 1985 and has held various senior investment positions since that time.

Dennis Cogan. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

John Hillenbrand. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since March 2013 is a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Jeremy Hughes. Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008.

David Kalis. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-Portfolio Manager since March 2013. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

Steve Klouda. Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a Co-Portfolio Manager since March 2013. Between July 2002 and March 2013 he was a senior strategy analyst.

Christopher Langs. Christopher Langs joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Langs was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2006.

Brendan Maher. Brendan Maher joined CALAMOS ADVISORS in September 2012 and has been a Co-Portfolio Manager since March 2013. Between September 2012 and March 2013 he was a senior strategy analyst. Previously, Mr. Maher served as a Senior Research Analyst at Black Capital from March 2011 until September 2012. Prior thereto Mr. Maher was a Founding Partner in Savannah-Baltimore Capital Management, LLC from 2004 to 2011.

Nick Niziolek. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-Portfolio Manager since March 2013. Between August 2013 and March 2015 he was also a Co-Head of Research. Between March 2005 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined CALAMOS ADVISORS in May 2013 as a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009.

Jon Vacko. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager since August 2013. Between August 2013 and March 2015 he was also Co-Head of Research. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Prior thereto he was a senior strategy analyst between July 2002 and July 2010.

Daniel Fu. Daniel Fu joined CALAMOS ADVISORS in September 2012 as a Co-Portfolio Manager. Mr. Fu previously was a Vice President and Senior Analyst at Peconic Partners, a long/short equity hedge fund, where he focused on the consumer/retail sector with a secondary focus in the internet/technology sector. Previously, Mr. Fu was an Investment Analyst at Citi Principal Strategies, a long/short equity fund from 2010 to 2011. Prior to Citi Principal Strategies, he was with Citigroup Investment Research from 2006 to 2010.

Jason Hill. Jason Hill joined CALAMOS ADVISORS in March 2004 and has been a Co-Portfolio Manager since June 2014. Between August 2013 and June 2014, he was a Senior Strategy Analyst. Previously, he was a Portfolio Administrator.

Michael Roesler. Michael Roesler joined CALAMOS ADVISORS in February 2014 as a Co-Portfolio Manager. Previously, he was a Lead Technology Sector Analyst for Small/Mid/Large/All Cap Growth Funds at Oak Ridge Investments since 2010. Prior thereto, Mr. Roesler was a Senior Equity Analyst Small and Mid Cap Growth Funds at Northern Trust Global Investments from 2008 to 2010.

Matthew Wolfson. Matthew Wolfson joined CALAMOS ADVISORS in May 2014 as a Co-Portfolio Manager. Previously, he was a Senior Analyst at Warshaw Asset Management since 2012. Prior thereto, Mr. Wolfson was a Senior Analyst, Technology, Media and Telecom at Bull Path Capital Management from 2009 to 2011.

Joe Wysocki. Joe Wysocki joined CALAMOS ADVISORS in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

Naveen Yalamanchi. Naveen Yalamanchi joined CALAMOS ADVISORS in September 2012 as a Co-Portfolio Manager. Previously, he was a sector head at Black Capital since 2011. Prior to joining Black Capital, Dr. Yalamanchi was a health care portfolio manager at RTW Funds, where he managed a long/short health care sleeve of the portfolio from 2010 to 2011. Prior thereto, Dr. Yalamanchi was a senior health care analyst at Millennium Partners in 2009 and at Davidson Kempner Capital Management from 2006 through 2008, where he focused on long and short opportunities across all health care subsectors.

The Funds’ statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

Please retain this supplement for future reference.

MFSPT 04/15